Exhibit 10.1

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 7, 2025 by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), ORCO IV LLC and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lenders, and ORCO IV LLC, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of October 18, 2023, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of November 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 28, 2024, as amended by that certain Third Amendment to Credit Agreement, dated as of November 7, 2024, as amended by that certain Fourth Amendment to Credit Agreement, dated as of February 13, 2025, as modified by that certain Waiver, effective as of March 31, 2025, and as modified by that certain Waiver, effective as of June 30, 2025 (as so amended and modified, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lenders and acknowledged by the Administrative Agent;

WHEREAS, the undersigned Lenders comprise all Lenders under the Credit Agreement; and

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Waiver. Subject to the effectiveness of this Amendment and the terms and conditions set forth herein, the Lenders agree to waive the requirement under Section 7.1(b) of the Credit Agreement requiring the absence of any qualification or statement which is of a “going concern” or similar nature, solely with respect to the Fiscal Quarter ended June 30, 2025.
3.
Amendments to Section 1.1.
(a)
Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term therein in the proper alphabetical order:

“Fifth Amendment” means the Fifth Amendment to the Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Lenders and the Administrative Agent.

“Fifth Amendment Effective Date” means August 7, 2025.

(b)
The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the Fifth Amendment,” immediately after the phrase “the Fourth Amendment,”.
4.
Amendments to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by replacing the chart therein in its entirety with the following:

Test Dates (Fiscal Quarter Ending)	Product Revenue Base for the 12-month period ending on such Test Date
September 30, 2025	$73,000,000
December 31, 2025	$77,000,000
March 31, 2026	$90,000,000
June 30, 2026	$103,000,000
September 30, 2026 and each Fiscal Quarter ending thereafter	$115,000,000

5.
Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by:
(a)
the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower;
(b)
OrbiMed Royalty & Credit Opportunities IV, LP and OrbiMed Royalty & Credit Opportunities IV Offshore, LP (together, the “Shareholders”) of:
(i)
an aggregate of 400,000 shares (the “Shares”) of common stock of the Borrower, $0.0001 par value per share (the “Common Stock”), issued pursuant to the Borrower’s registration statement (File No. 333-271276) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”);
(ii)
a prospectus supplement, complying with Rule 424(b) under the Securities Act, relating to the offer and sale of the Shares to the Shareholders and filed with the SEC prior to, on, or within two Business Days of the date of this Amendment (the “Prospectus Supplement”);
(iii)
a copy of the executed, irrevocable instructions from the Borrower to Computershare Trust Company, N.A. to deliver the Shares to the Shareholders;

(iv)
a copy of a good standing certificate of the Borrower, dated a date reasonably close to the date of this Amendment;
(v)
a certificate, dated as of the date of this Amendment, duly executed and delivered by the Secretary of the Borrower, as to (A) resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby; (B) the incumbency and signatures of the Borrower’s officers authorized to act with respect to this Amendment and (C) the full force and validity of the Borrower’s certificate of incorporation and bylaws and copies thereof;
(vi)
an opinion, dated the date of this Amendment and addressed to the Shareholders, from K&L Gates LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Shareholders.
6.
Existing Warrants. Each Shareholder and the Borrower hereby agree that Section 4(1)(b) of each of the Warrants and the Fourth Amendment Warrants shall not apply to the issuance of the Shares.
7.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
8.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:
(a)
Other Representations. After giving effect to this Amendment, the representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).

(b)
No Default. After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
(c)
Issuance of Shares. The Shares are duly authorized and, when issued, sold and delivered in accordance with the terms in this Amendment, will be validly issued, fully paid and non-assessable, free and clear of all Liens, and will not be subject to preemptive rights or other similar rights of stockholders of the Borrower.

(d)
Registration Statement. The Borrower has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act. The Registration Statement is effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus Supplement has been issued by the SEC and no proceedings for that purpose or pursuant to Section 8A under the Securities Act have been instituted or are threatened. The Borrower has filed or will file the Prospectus Supplement with the SEC pursuant to Rule 424(b) within the time period required under Rule 424(b), and in no event later than the date of this Amendment. At the time the Registration Statement and any amendments thereto were declared effective, and as of the date of this Amendment, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus Supplement and any amendments or supplements thereto, as of the date of the Prospectus Supplement or any amendment or supplement thereto and as of the date of this Amendment, conformed and will conform in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Borrower was at the time of the filing of the Registration Statement and is, as of the date of this Amendment, eligible to use a registration statement on Form S-3 under the Securities Act.
(e)
Listing. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on The Nasdaq Capital Market or any successor thereto (“Nasdaq”), and the Borrower has taken no action designed to, or that to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq. The Borrower has not received any notification that, and has no knowledge that, the SEC or Nasdaq is contemplating terminating such registration or listing.
(f)
Capitalization. The capitalization of the Borrower is as set forth in the SEC Reports (as defined below). The Borrower has not issued any securities since its most recently filed audited financial statements, other than (i) pursuant to the exercise of outstanding stock options and the vesting of outstanding restricted stock units issued under the Borrower’s equity incentive plans or otherwise approved by the Borrower’s stockholders and (ii) pursuant to that certain Sales Agreement, dated April 14, 2023, by and between the Borrower and Cowen and Company LLC. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Amendment. Except as set forth in the SEC Reports, there are no outstanding options, warrants, subscription rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock or other securities of the Borrower or its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to issue additional Common Stock or other securities of the Borrower or its Subsidiaries. All of the outstanding shares of capital stock of the Borrower are duly authorized, validly issued, fully paid and non-assessable, and have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.
(g)
SEC Reports; Financial Statements. The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by the Borrower under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials and including, for purposes of this Amendment, the Borrower’s Form 10-Q for its fiscal quarter ended June 30, 2025, including the exhibits thereto and documents incorporated by reference therein, collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Borrower included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Borrower and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Borrower maintains internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act. The Borrower has implemented “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, respectively) required in order for the principal executive officer and principal financial officer of the Borrower to engage in the review and evaluation process mandated by the Exchange Act, and is in compliance with such disclosure controls and procedures in all material respects. Each of the principal executive officer and the principal financial officer of the Borrower has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 with respect to all reports, schedules, forms, statements and other documents required to be filed by the Borrower with the SEC.
(h)
Accountants. The Borrower’s accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus Supplement or otherwise in the SEC Reports is an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the Public Company Accounting Oversight Board (United States) with respect to the Borrower.
(i)
Not an Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Borrower or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Shares and as of the date of this Amendment, the Borrower was not and is not an “ineligible issuer,” as defined in Rules 164, 405, and 433 under the Securities Act (without taking account of any determination by the SEC pursuant to Rule 405 that it is not necessary that the

Borrower be considered an ineligible issuer). Any free writing prospectus that the Borrower is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the SEC in accordance with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder and complies or will comply, as of the date of such filing, in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder.
(j)
No Brokers. The Borrower has not engaged any brokers, finders or agents, or incurred, or will incur, directly or indirectly, any liability for brokerage or finder’s fees or agents’ commissions or any similar charges in connection with this Amendment and the transactions contemplated hereby.
(k)
Registration Rights. No Person has any right to cause the Borrower to effect the registration under the Securities Act of any securities of the Borrower or any of its Subsidiaries in connection with the filing of the Registration Statement or the Prospectus Supplement.
(l)
Acknowledgment. The Borrower acknowledges that the Shareholders are not acting as a financial advisor or fiduciary of the Borrower (or in any similar capacity) with respect to this Amendment and the transactions contemplated hereby. The Borrower’s decision to enter into this Amendment has been based solely on the independent evaluation of the transactions contemplated hereby by the Borrower and its representatives.
(m)
Regulation M Compliance. The Borrower has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Borrower in a violation of Regulation M under the Exchange Act.
9.
Covenants.
(a)
Integration. The Borrower shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
(b)
Market Listing. The Borrower shall use its reasonable best efforts to maintain the listing and trading of the Common Stock on Nasdaq, to list the Shares on Nasdaq and to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation.
(c)
Public Disclosure. The Borrower shall file a Current Report on Form 8-K with the SEC within the time period required by such form and including such disclosures as required by such form with respect to this Amendment and the transactions contemplated herein, such Current Report on Form 8-K to be in a form mutually agreed to by the Borrower and the Shareholders. No other written release, public announcement, disclosure or filing concerning the Shares, this Amendment or the transactions contemplated hereby shall be issued, filed or furnished, as the case may be, by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), provided that the foregoing shall not prevent a party from making disclosures to comply with applicable law.
(d)
Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Amendment or in accordance with the terms and provisions of the Credit Agreement, the Borrower agrees that neither it, nor any other Person acting on its behalf will provide the Shareholders or their agents or counsel with any information that constitutes, or the Borrower reasonably believes constitutes, material non-public information, unless the Shareholders have consented to the receipt of such information and agreed with the Borrower to keep such information confidential. The Borrower understands and confirms that the Shareholders shall be relying on the foregoing covenant in effecting transactions in securities of the Borrower.
(e)
Further Assurances. The Borrower will at its cost and expense execute any documents, agreements and instruments, and take all further action that may be required under applicable law (including federal and state securities laws), or that the Shareholders may reasonably request, in order to effectuate the transactions contemplated hereby.
10.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
11.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM

ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE

SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

12.
Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVITA MEDICAL, INC. as the Borrower

By:
Name: James Corbett
Title: Chief Executive Officer

[Signature Page to Waiver and Fifth Amendment to Credit Agreement]

ORCO IV LLC as Lender By: OrbiMed Royalty & Credit Opportunities IV, LP, its Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver and Fifth Amendment to Credit Agreement]

Solely for purposes of Section 6:

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver and Fifth Amendment to Credit Agreement]

ACKNOWLEDGED BY: ORCO IV LLC as the Administrative Agent By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver and Fifth Amendment to Credit Agreement]